Exhibit 99.1

NEWS RELEASE
COMPUWARE CORPORATION                                                     [LOGO]
----------------------------------------------------------------
Corporate Headquarters
One Campus Martius o Detroit, Michigan 48226
(313) 227-7300

For Immediate Release
October 23, 2008

            Compuware Final Financial Results for Q2 Show Strength in
                     Product Commitments, Maintenance Fees

             Company to Continue Increasing Focus, Reducing Expenses

DETROIT--October 23, 2008--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its second quarter ended September 30, 2008.

Compuware reports second quarter revenues of $269.8 million, compared to $302.0 million in the same quarter last year. Earnings were eight cents per share in Q2, compared to 13 cents per share in the same quarter last year, based upon
257.6 million and 295.4 million shares outstanding, respectively. Compuware's net income in the quarter was $21.6 million, compared to $37.4 million in the same quarter last year.

During the company's second quarter, software license fees were $42.3 million, compared to $70.0 million in the same quarter last year. Maintenance fees recognized in the quarter were $124.7 million, compared to $116.3 million in Q2 last year. Revenue from professional services in the quarter was $102.8 million, compared to $115.7 million in the same quarter last year.

"During a challenging Q2, Compuware generated $127.1 million in total product commitments, compared to $128.9 million in a strong second quarter last year," said Compuware President and Chief Operating Officer Bob Paul. "In particular, total maintenance commitments--a figure that includes deferred maintenance fees not recognized in the quarter--were excellent, with $90.4 million in maintenance contracts and renewals in Q2, compared to $71.6 million in the same quarter last year.

"In addition to these underlying strengths in the quarter, Compuware's business pipeline remains robust," continued Paul. "A halt in technology purchasing at the end of the quarter pushed a substantial number of opportunities into Q3 and Q4. The entire Compuware sales team continues to pursue these--and other--active opportunities to ensure success for Compuware and its customers in the last half of the fiscal year.

"The company's transformational Compuware 2.0 initiative continues to have a positive impact on operations," said Paul. "Additionally, we remain on track to launch the company's long-term strategy in late November. Through this plan, Compuware will deliver a significant opportunity for growth and improved organizational efficiency."

The company will host a conference call at 5:00 p.m. Eastern time (21:00 UTC) today to discuss these results.


                                     -MORE-

Page 2
Compuware Final Financial Results for Q2 Show Strength in Product Commitments October 23, 2008


Second Quarter Fiscal Year 2009 Highlights

During the second quarter, Compuware:

      o made a free and complete eBook, "The Definitive Guide to Business Service Management" available at http://www.compuware.com/ebook.

      o announced that AAA Michigan uses Compuware Vantage to proactively prevent problems and improve the end-to-end performance of its business-critical sales and service application.

      o released Abend-AID 11, which features an innovative web interface that helps leading IT organizations enable new mainframe talent to support vital systems.

      o earned category winner recognition for Compuware Changepoint as "Best Portfolio Analysis" at the Project & Portfolio Management Summits 2008 Innovation Awards.

      o announced that it helps Emergisoft deliver high-quality software to hospital emergency rooms using Compuware Application Performance Assurance.

      o detailed an agreement between its Covisint subsidiary and the Minnesota Health Information Exchange, a public-private coalition in Minnesota, to build one of the largest e-health exchanges in the nation.

      o announced that leading law firm Ballard Spahr Andrews & Ingersol, LLP turned to Compuware Vantage to help maintain open communication channels for nearly 550 mobile lawyers.

      o won a Visual Studio Magazine Readers Choice Award for Compuware DevPartner Studio Professional Edition as favorite "Performance, Profiling & Debugging" tool.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, this press release uses a non-GAAP measure for revenue. The non-GAAP revenue disclosures provide information on total product commitments. Compuware management believes the non-GAAP financial information provided in this release is useful to investors' understanding and assessment of Compuware's ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in operating and evaluating its business and as such has determined that it is important to provide this information to investors. A reconciliation of non-GAAP and GAAP earnings is continued in the financial statements following this release.

Compuware Corporation

Compuware Corporation makes IT rock around the world, helping CIOs optimize IT performance to achieve business goals. Compuware solutions accelerate the development, improve the quality and enhance the performance of critical business systems while enabling CIOs to align and govern the entire IT portfolio, increasing efficiency, cost control and employee productivity throughout the IT organization.

Page 3
Compuware Final Financial Results for Q2 Show Strength in Product Commitments October 23, 2008


Founded in 1973, Compuware serves the world's leading IT organizations, including 92 percent of the Fortune 50 companies. Learn more about Compuware at http://www.compuware.com.

                                      ###

Conference Call Information

Compuware will host a conference call today to discuss these results. The call will take place at 5:00 p.m. Eastern time (21:00 UTC). To access the call, interested parties from the United States should call 800-230-1092. For international access, the conference call number is +1-612-332-0107.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1 320-365-3844. The replay passcode will be 957228. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com/.

Press Contact

Lisa Elkin, Vice President, Communications and Investor Relations,
+1-313-227-7345

For Sales and Marketing Information

Compuware Corporation, One Campus Martius, Detroit, MI 48226, 800-521-9353, http://www.compuware.com

Certain statements in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                                            AS OF SEPTEMBER 30,
                                                                  ------------------------------------
                                ASSETS
                                                                       2008                  2007
                                                                  --------------        --------------
CURRENT ASSETS:
  Cash and cash equivalents                                       $      161,323        $      215,654
  Investments                                                             10,813                95,404
  Accounts receivable, net                                               424,718               398,703
  Deferred tax asset, net                                                 35,355                36,835
  Income taxes refundable                                                  3,472                31,272
  Prepaid expenses and other current assets                               29,376                29,183
                                                                  --------------        --------------
          Total current assets                                           665,057               807,051
                                                                  --------------        --------------

INVESTMENTS                                                                                     10,958
                                                                  --------------        --------------

PROPERTY AND EQUIPMENT, LESS ACCUMULATED
  DEPRECIATION AND AMORTIZATION                                          355,978               375,555
                                                                  --------------        --------------

CAPITALIZED SOFTWARE, LESS ACCUMULATED
  AMORTIZATION                                                            55,770                65,543
                                                                  --------------        --------------

OTHER:
  Accounts receivable                                                    267,389               174,657
  Deferred tax asset, net                                                 33,789                33,185
  Goodwill                                                               353,393               354,133
  Other                                                                   34,435                35,048
                                                                  --------------        --------------
          Total other assets                                             689,006               597,023
                                                                  --------------        --------------

TOTAL ASSETS                                                      $    1,765,811        $    1,856,130
                                                                  ==============        ==============

               LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                $       22,499        $       18,632
  Accrued expenses                                                       102,529               116,669
  Income taxes payable                                                     2,145
  Deferred revenue                                                       405,622               371,867
                                                                  --------------        --------------
          Total current liabilities                                      532,795               507,168

DEFERRED REVENUE                                                         371,220               277,963

ACCRUED EXPENSES                                                          19,758                20,110

DEFERRED TAX LIABILITY, NET                                               20,992                17,437
                                                                  --------------        --------------
          Total liabilities                                              944,765               822,678
                                                                  --------------        --------------

SHAREHOLDERS' EQUITY:
  Common stock                                                             2,465                 2,861
  Additional paid-in capital                                             625,316               693,160
  Retained earnings                                                      182,547               316,934
  Accumulated other comprehensive income                                  10,718                20,497
                                                                  --------------        --------------
          Total shareholders' equity                                     821,046             1,033,452
                                                                  --------------        --------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $    1,765,811        $    1,856,130
                                                                  ==============        ==============

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)

                                                           THREE MONTHS ENDED                          SIX MONTHS ENDED
                                                              SEPTEMBER 30,                              SEPTEMBER 30,
                                                   -----------------------------------       -----------------------------------

                                                        2008                 2007                 2008                  2007
                                                   --------------       --------------       --------------       --------------
REVENUES:
  Software license fees                            $       42,251       $       70,016       $      103,693       $      117,287
  Maintenance fees                                        124,717              116,296              251,244              230,037
  Professional services fees                              102,877              115,659              213,496              234,036
                                                   --------------       --------------       --------------       --------------
       Total revenues                                     269,845              301,971              568,433              581,360
                                                   --------------       --------------       --------------       --------------

OPERATING EXPENSES:
  Cost of software license fees                             6,253                6,609               12,343               16,975
  Cost of maintenance fees                                 11,332               10,206               23,326               21,658
  Cost of professional services                            98,973              101,970              202,795              206,047
  Technology development and support                       22,938               24,170               45,508               53,498
  Sales and marketing                                      58,353               65,456              119,680              130,188
  Administrative and general                               42,474               42,874               83,618               88,254
  Restructuring costs                                       2,231               18,731                2,913               34,751
                                                   --------------       --------------       --------------       --------------
       Total operating expenses                           242,554              270,016              490,183              551,371
                                                   --------------       --------------       --------------       --------------

INCOME FROM OPERATIONS                                     27,291               31,955               78,250               29,989
                                                   --------------       --------------       --------------       --------------

OTHER INCOME (EXPENSES)
  Interest income                                           3,231                5,503                6,640               11,467
  Other                                                      (185)                 (76)                (373)                (381)
                                                   --------------       --------------       --------------       --------------

OTHER INCOME, NET                                           3,046                5,427                6,267               11,086
                                                   --------------       --------------       --------------       --------------

INCOME BEFORE INCOME TAXES                                 30,337               37,382               84,517               41,075

INCOME TAX PROVISION (BENEFIT)                              8,755                  (34)              28,203                3,470
                                                   --------------       --------------       --------------       --------------

NET INCOME                                         $       21,582       $       37,416       $       56,314       $       37,605
                                                   ==============       ==============       ==============       ==============

DILUTED EPS COMPUTATION
Numerator: Net income                              $       21,582       $       37,416       $       56,314       $       37,605
                                                   --------------       --------------       --------------       --------------
Denominator:
  Weighted-average common shares outstanding              252,394              294,321              256,024              298,122
  Dilutive effect of stock options                          5,221                1,116                4,428                2,239
                                                   --------------       --------------       --------------       --------------
  Total shares                                            257,615              295,437              260,452              300,361
                                                   --------------       --------------       --------------       --------------
Diluted EPS                                        $         0.08       $         0.13       $         0.22       $         0.13
                                                   ==============       ==============       ==============       ==============

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In Thousands)

                                                                                          SIX MONTHS ENDED
                                                                                            SEPTEMBER 30,
                                                                                  -----------------------------------
                                                                                       2008                 2007
                                                                                  --------------       --------------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net income                                                                      $       56,314       $       37,605
  Adjustments to reconcile net income to cash provided
      by operations:
      Depreciation and amortization                                                       27,072               27,554
      Property and equipment impairment                                                      662                3,079
      Capitalized software impairment                                                                           3,873
      Acquisition tax benefits                                                             2,622                2,621
      Stock option compensation                                                            7,900                7,183
      Deferred income taxes                                                                2,597               (3,634)
      Other                                                                                  410                  815
      Net change in assets and liabilities, net of effects from acquisitions and currency fluctuations:
          Accounts receivable                                                             54,314               39,425
          Prepaid expenses and other current assets                                       18,214               12,762
          Other assets                                                                    (3,992)               3,652
          Accounts payable and accrued expenses                                          (35,600)             (24,657)
          Deferred revenue                                                               (61,346)             (53,760)
          Income taxes                                                                    (2,701)              (4,045)
                                                                                  --------------       --------------
             Net cash provided by operating activities                                    66,466               52,473
                                                                                  --------------       --------------

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
  Purchase of:
      Property and equipment                                                              (4,922)              (6,691)
      Capitalized software                                                                (6,090)              (7,889)
  Investment proceeds                                                                     59,402               71,375
                                                                                  --------------       --------------
             Net cash provided by investing activities                                    48,390               56,795
                                                                                  --------------       --------------

CASH FLOWS USED IN FINANCING ACTIVITIES:
  Net proceeds from exercise of stock options including excess tax benefits               11,163               64,379
  Contribution to stock purchase plans                                                     1,674                2,230
  Repurchase of common stock                                                            (174,186)            (227,695)
                                                                                  --------------       --------------
             Net cash used in financing activities                                      (161,349)            (161,086)
                                                                                  --------------       --------------

EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                   (8,127)               6,791
                                                                                  --------------       --------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                                (54,620)             (45,027)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                         215,943              260,681
                                                                                  --------------       --------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                        $      161,323       $      215,654
                                                                                  ==============       ==============

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                                    QUARTER ENDED
                                            ------------------------------                      QUARTER ENDED
                                             SEPTEMBER 30     SEPTEMBER 30           YR - YR       JUNE 30           QTR - QTR
                                                 2008             2007              % Change         2008            % Change
                                             ------------     ------------          --------       -------           ---------
License Fees:
  Distributed Product License Fees
   Vantage                                    $    9,415       $   21,547            (56.3%)      $   13,724           (31.4%)
   Changepoint                                     2,359            6,758            (65.1%)           3,104           (24.0%)
   Quality                                         5,434            7,556            (28.1%)           6,177           (12.0%)
   Uniface                                         2,253            3,272            (31.1%)           2,814           (19.9%)
   DevPartner                                      1,359            2,561            (46.9%)           1,689           (19.5%)
                                              ----------       ----------                         ----------
  Total Distributed Product License Fees          20,820           41,694            (50.1%)          27,508           (24.3%)
  Mainframe Product License Fees                  21,431           28,322            (24.3%)          33,934           (36.8%)
                                              ----------       ----------                         ----------
Total License Fees                                42,251           70,016            (39.7%)          61,442           (31.2%)

Maintenance Fees                                 124,717          116,296              7.2%          126,527            (1.4%)
                                              ----------       ----------                         ----------
Total Products Revenue                        $  166,968       $  186,312            (10.4%)      $  187,969           (11.2%)
                                              ==========       ==========                         ==========

Total Mainframe Products Revenue              $  108,801       $  110,484             (1.5%)      $  122,458           (11.2%)
Total Distributed Products Revenue            $   58,167       $   75,828            (23.3%)      $   65,511           (11.2%)

Total Products Revenue by Geography
   North America                              $   85,460       $   98,236            (13.0%)      $   99,328           (14.0%)
   International                              $   81,508       $   88,076             (7.5%)      $   88,641            (8.0%)

Product Releases
   Mainframe                                           3               11            (72.7%)               8           (62.5%)
   Distributed                                         7                4             75.0%                4            75.0%

Total Costs of Software Products              $   98,876       $  106,441             (7.1%)      $  101,981            (3.0%)

Deferred license fees
   Current                                    $   57,808       $   63,414             (8.8%)      $   63,418            (8.8%)
   Long-term                                  $   51,615       $   37,845             36.4%       $   59,267           (12.9%)

   Deferred during quarter                    $   14,618       $   13,598              7.5%       $   16,727           (12.6%)
   Recognized during quarter                  $   20,081       $   26,295            (23.6%)      $   23,914           (16.0%)

Professional Services
   Professional Services Revenue              $  102,877       $  115,659            (11.1%)      $  110,619            (7.0%)
   Contribution Margin                               3.8%            11.8%                               6.1%
   Billable Headcount                              2,916            3,284            (11.2%)           2,980            (2.1%)

Total Company Headcount                            6,012            6,731            (10.7%)           6,099            (1.4%)

Total DSO                                          141.7            118.8                              144.6
Total DSO (Billed)                                  56.8             51.9                               67.0

                COMPUWARE CORPORATION AND SUBSIDIARIES
                          PRODUCT COMMITMENTS
                            (In Thousands)

                                                                  QUARTER ENDED         QUARTER ENDED         QUARTER ENDED
                                                                   SEPTEMBER 30,           JUNE 30,           SEPTEMBER 30,
                                                                       2008                  2008                  2007
                                                                 ---------------       ---------------       ---------------
License revenue                                                  $        42,251       $        61,442       $        70,016

      Change in deferred license                                          (5,479)               (7,187)              (12,698)
                                                                 ---------------       ---------------       ---------------

License contracts entered into during period                              36,772                54,255                57,318
                                                                 ---------------       ---------------       ---------------

Maintenance revenue                                                      124,717               126,527               116,296

      Change in deferred maintenance                                     (34,356)              (13,337)              (44,715)
                                                                 ---------------       ---------------       ---------------

Maintenance contracts & renewals entered into during period               90,361               113,190                71,581
                                                                 ---------------       ---------------       ---------------

Total products commitments during period                         $       127,133       $       167,445       $       128,899
                                                                 ===============       ===============       ===============

As Compuware continues to emphasize solution selling, deals are becoming more complex, increasing the likelihood that software transactions will be recognized ratably over the maintenance term. Therefore to understand the health of Compuware's software business, we believe it is important to also consider the amount of product commitments during the reported periods.

The September 30, 2007 period was adjusted to conform with current period presentation.